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SUNAMERICA SERIES TRUST

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SUNAMERICA SERIES TRUST

Ultra Short Bond Portfolio

P.O. Box 15570

Amarillo, Texas 79105-5570

SunAmerica Asset Management, LLC

SunAmerica Series Trust

Attn: Annuity Service Center

P.O. Box 15570

Amarillo, Texas 79105-5570

(800) 445-7862

June 30, 2016

Dear Contract Owner:

We are writing to notify you of certain changes to the Cash Management Portfolio (the “Portfolio”) of SunAmerica Series Trust (the “Trust”) approved by the Board of Trustees (the “Board”), including a majority of the trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, as amended, on December 9, 2015.

Effective May 1, 2016, Dimensional Fund Advisors LP (“DFA”) became the Portfolio’s subadviser. Prior to April 15, 2016, BofA Advisors, LLC (“BofA”) served as the Portfolio’s subadviser. SunAmerica Asset Management, LLC (“SAAMCo”), the Portfolio’s adviser, managed the Portfolio from April 15, 2016 to May 1, 2016. In connection with DFA replacing BofA, the Board also approved a change in the Portfolio’s name to the “Ultra Short Bond Portfolio,” and certain corresponding changes to the Portfolio’s investment strategies. DFA has assumed responsibility for the day-to-day management of the Portfolio.

The enclosed information statement describes the changes to the Portfolio, including information about the new subadvisory agreement between SAAMCo and DFA, and the factors considered by the Board with respect to the approval of the new subadvisory agreement. The advisory fees and other expenses you pay as an investor in the Portfolio will not increase or decrease as a result of the changes approved by the Board. Please read the information statement carefully.

This document is for your information only and you are not required to take any action. Should you have any questions about these changes or if we can be of service to you in any other way, please call our customer service center between the hours of 8:00 a.m. PST and 5:00 p.m. PST at (800) 445-7862. As always, we appreciate your confidence and trust and look forward to serving you in the future.

Sincerely,

/s/ John T. Genoy

John T. Genoy

President

SunAmerica Series Trust

SUNAMERICA SERIES TRUST

Ultra Short Bond Portfolio

P.O. Box 15570

Amarillo, Texas 79105-5570

INFORMATION STATEMENT

REGARDING IMPORTANT SUBADVISER CHANGES

This information statement is being provided to the shareholders of the Ultra Short Bond Portfolio (f/k/a Cash Management Portfolio) (the “Portfolio”) in lieu of a proxy statement, pursuant to the terms of an exemptive order received by SunAmerica Asset Management, LLC (“SAAMCo” or the “Adviser”) from the Securities and Exchange Commission (the “Commission”), which allows SAAMCo to hire new subadvisers and make changes to existing subadvisory agreements on behalf of SunAmerica Series Trust (the “Trust”) with the approval of the Board of Trustees (the “Board” or the “Trustees”), but without obtaining shareholder approval. This information statement is being posted at www.aig.com/informationstatements on behalf of the Trustees of the Trust.

We are not asking for a proxy and you are requested not to send us a proxy. This document is for informational purposes only and you are not required to take any action.

Purpose of the Information Statement

At an in-person meeting held on December 9, 2015 (the “Meeting”), the Board, including the Trustees that are not interested persons of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), approved a new subadvisory agreement (the “Subadvisory Agreement”) between SAAMCo and Dimensional Fund Advisors LP (“DFA” or the “Subadviser”) with respect to the Portfolio, effective May 1, 2016. The Board, including the Independent Trustees, also approved the termination of the subadvisory agreement between SAAMCo and BofA Advisors, LLC (“BofA”), the Portfolio’s former subadviser, effective April 14, 2016. In connection with DFA replacing BofA, the Board also approved the change in the Portfolio’s name to “Ultra Short Bond Portfolio,” and certain corresponding changes to the Portfolio’s investment strategies.

The purpose of this information statement is to explain the changes to the Portfolio including, but not limited to, the terms of the Subadvisory Agreement, the factors considered by the Board in approving the Subadvisory Agreement, the subadvisory fees to be paid under the Subadvisory Agreement, the amount of advisory fees to be retained by SAAMCo, and information about other comparable funds managed by DFA.

The Trust and the Adviser

The Portfolio is an investment series of the Trust, a Massachusetts business trust. The Trust entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”) with SAAMCo on January 1, 1999, as amended from time to time, with the approval of the Trustees, including a majority of the Independent Trustees. The Advisory Agreement was last approved by the Board, including the Independent Trustees, at an in-person meeting held on October 13, 2015.

SAAMCo is an indirect wholly-owned subsidiary of American International Group, Inc. and is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. As investment adviser, SAAMCo selects the subadvisers for the Trust’s portfolios, manages certain portfolios, provides various administrative services and supervises the portfolios’ daily business affairs, subject to oversight by the Trustees. The Advisory Agreement authorizes SAAMCo to retain subadvisers for the portfolios for which it does not manage the assets. SAAMCo selects subadvisers it believes will provide the portfolios with the highest quality investment services. SAAMCo monitors the activities of the subadvisers and, from time to time, will recommend the replacement of a subadviser on the basis of investment performance, style drift (divergence from the stated investment objective or policies) or other considerations. At the Meeting, SAAMCo recommended DFA as the new subadviser to the Portfolio, in connection with the proposed changes to the Portfolio’s principal investment strategies, after conducting a management selection process.

The subadvisers to the Trust’s portfolios, including DFA, act pursuant to subadvisory agreements with SAAMCo. Their duties include furnishing continuing advice and recommendations to the portfolios regarding securities to be purchased and sold. The subadvisers are independent of SAAMCo and discharge their responsibilities subject to the policies of the Trustees and the oversight and supervision of SAAMCo, which pays the subadvisers’ fees. The Trust’s portfolios do not pay fees directly to a subadviser.

The Subadvisory Agreement

Prior to April 15, 2016, BofA served as the Portfolio’s subadviser. SAAMCo recommended DFA as the replacement subadviser in the ordinary course of its ongoing evaluation of the Portfolio’s performance and investment strategies and after extensive research and qualitative and quantitative analysis of numerous candidate firms and their organizational structure, investment process and style, and long-term performance record.

The Subadvisory Agreement provides that: (i) the Subadviser shall manage the assets of the Portfolio; (ii) SAAMCo shall compensate the Subadviser for its services; (iii) the Subadviser is authorized to select the brokers or dealers to effect portfolio transactions for the Portfolio; and (iv) the Subadviser shall comply with the Portfolio’s investment policies and restrictions and with applicable law. The Subadvisory Agreement shall continue in effect for an initial term beginning May 1, 2016 and ending April 30, 2018. The Subadvisory Agreement provides for automatic termination unless at least annually, subsequent to its initial term, its continuance is approved by: (i) the Board or the affirmative vote of the holders of a majority of the outstanding shares of the Portfolio; and (ii) the Independent Trustees. The Subadvisory Agreement terminates automatically upon its assignment and is terminable at any time, without penalty, by the Board, SAAMCo, or the holders of a majority of the outstanding shares of the Portfolio, on not more than 60 days’ nor less than 30 days’ prior written notice.

The Subadvisory Agreement is substantially similar to the previous subadvisory agreement with BofA, except for: (i) the effective date and terms of the agreements; (ii) the amount of the subadvisory fees; (iii) a specific provision stating that DFA is not responsible under the Subadvisory Agreement for certain expenses payable by the Portfolio, such as fees to service providers; (iv) certain terms pursuant to which DFA makes no representation or warranty that any performance targets will be achieved; (v) a specific acknowledgement that DFA does not hold client money or assets; (vi) a requirement to provide certain information to the chief compliance officer for purposes of evaluating the Portfolio’s compliance with applicable laws; (vii) more detailed provisions concerning the use of DFA’s intellectual property; (viii) the ability of SAAMCo and DFA to terminate the Subadvisory Agreement on 60 days’ written notice with less restrictions; and (ix) certain additional terms, including representations by DFA as to its status as a registered investment adviser, the survival of certain duties and responsibilities following the termination of the Subadvisory Agreement and the allocation of payments for certain supplements to the Portfolio’s registration statement.

The Subadvisory Agreement will not result in an increase in fees to shareholders as SAAMCo, and not the Portfolio, is responsible for all fees payable pursuant to the Subadvisory Agreement. The Subadvisory Agreement is attached for your reference as Exhibit A. The foregoing summary of the terms of the Subadvisory Agreement is qualified in its entirety by reference to the attached exhibits.

For the most recent fiscal year ended January 31, 2016, SAAMCo received advisory fees from the Portfolio in the amount of $1,313,832, or 0.459% of the Portfolio’s average daily net assets for the period (i.e., $286,462,602). During the same period, SAAMCo paid subadvisory fees to BofA in the aggregate amount of $311,211, or 0.1% of average daily net assets, and retained $1,002,621 of its advisory fee. If DFA had served as subadviser to the Portfolio for the fiscal year ended January 31, 2016, SAAMCo would have paid “pro forma” subadvisory fees in the aggregate amount of $311,211, or 0.1% of the Portfolio’s average daily net assets and retained $1,002,621 of its advisory fee. The pro forma subadvisory fees represent a 0.0% change relative to the current subadvisory fees. The subadvisory fee rate payable to DFA was negotiated at arms-length, based on a variety of factors, including the value of the services to be provided, and the investment characteristics of the Portfolio relative to other similar portfolios and the fees charged to comparable products within the industry.

Information about the Subadviser

DFA. DFA is a Delaware limited partnership with principal offices at 6300 Bee Cave Road, Building One, Austin, Texas 78746. DFA has been engaged in the business of providing investment management services since May 1981. DFA is controlled and operated by its general partner, Dimensional Holdings, Inc., a Delaware corporation. As of March 31, 2016, DFA had $409 billion in assets under management globally across equity, fixed income and real estate securities, with $7,537 billion of that in ultrashort bond assets. The following chart lists the principal executive officers and the directors of DFA and their principal occupations. The business address of each officer and director as it relates to that person’s position with DFA is 6300 Bee Cave Road, Building One, Austin, Texas 78746. No Trustee of the Trust has, or has had, any material interest in, or a material interest in a material transaction with DFA or its affiliates since the beginning of the Portfolio’s most recent fiscal year. No officers or Trustees of the Portfolio are officers, employees, directors or shareholders of DFA.

Name	Current Position
David Gilbert Booth	Chairman, President and Co-Chief Executive Officer
Catherine Lee Newell	Vice President, Chief Legal Officer and Secretary
Christopher Scott Crossan	Global Chief Compliance Officer, Chief Compliance Officer and Vice President
Eduardo Augusto Repetto	Director, Co-Chief Executive Officer and Co-Chief Investment Officer
Gerard Kieran O’Reilly	Co-Chief Investment Officer and Vice President
Michael Sam Gilliland	Chief Operating Officer
Gregory Keith Hinkle	Interim Chief Financial Officer, Interim Treasurer, Vice President and Controller

DFA is the investment adviser for other mutual funds that have an investment goal similar to that of the Portfolio. The name of each such fund, together with information concerning the fund’s assets, and the advisory fee rate paid (as a percentage of average net assets) to DFA for its management services, are set forth below.

Fund	Fee Rate	Assets*
DFA One-Year Fixed Income Portfolio – Institutional Class	0.15%	$7,350 million
VA Short-Term Fixed Portfolio	0.25%	$187 million

*	As of March 31, 2016

Factors Considered by the Board of Trustees

At the Meeting, the Board, including the Independent Trustees, approved the Subadvisory Agreement with respect to the Portfolio. As a result, effective May 1, 2016, DFA assumed portfolio management responsibilities for the Portfolio. In accordance with Section 15(c) of the 1940 Act, the Board requested, and DFA provided, materials relating to the Board’s consideration of whether to approve the Subadvisory Agreement. In determining whether to approve the Subadvisory Agreement, the Board, including the Independent Trustees, considered certain factors. Those factors included:

(1)	the requirements of the Trust in the areas of investment supervisory and administrative services;

(2)	the nature, extent and quality of the investment advisory and administrative services provided by the Subadviser;

(3)	the size and structure of the subadvisory fee and any other material payments to the Subadviser;

(4)	the organizational capability and financial condition of the Subadviser and its affiliates;

(5)	the possibility that services of the type required by the Trust might be better obtained from other organizations; and

(6)	the fees paid by the Adviser to the Subadviser for managing the Portfolio.

In addition, the Board considered: (a) the conditions and trends prevailing in the economy, the securities markets and the investment company industry; (b) the profitability of the Subadviser and the amounts retained by SAAMCo; and (c) information regarding the Subadviser’s compliance and regulatory history.

The Independent Trustees were separately represented by counsel that is independent of SAAMCo and the Subadviser in connection with their consideration of approval of the Subadvisory Agreement. The matters discussed below were also considered separately by the Independent Trustees in executive sessions during which such independent counsel provided guidance to the Independent Trustees.

The Board received information regarding the Trust’s subadvisory fees compared to subadvisory fee rates of a group of funds with similar investment strategies and/or objectives, as applicable, (the “Subadviser Expense Group/Universe”), as selected and prepared by an independent third-party provider of investment company data. The Board also received performance data and expense information prepared by management. In addition, the Board considered expenses and performance of the Subadviser with respect to accounts and mutual funds that have comparable investment objectives and strategies to the Portfolio.

Nature, Extent and Quality of Services. The Board, including the Independent Trustees, considered the nature, quality and extent of services provided by the Subadviser. In making its evaluation, the Board considered that SAAMCo acts as adviser for the Portfolio, manages the daily business affairs of the Trust, and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies and provides oversight with respect to the daily management of the Portfolio’s assets, subject to the Trustees’ oversight and control. It was also noted that SAAMCo’s advisory fees compensate SAAMCo for services such as monitoring Portfolio performance, selecting and replacing subadvisers, determining asset allocations among each series of the Trust and ensuring that the Subadviser’s style adheres to the prospectus and statement of additional information as well as other administrative, compliance and legal services or requirements.

With respect to the Subadviser, the Board noted that the Subadviser is responsible for providing investment management services on a day-to-day basis. In such role, the Subadviser would (i) determine the securities to be purchased or sold and execute such documents on behalf of the Portfolio it manages as may be necessary in connection with its management thereof; (ii) provide SAAMCo with records concerning its activities; and (iii) render regular reports to SAAMCo and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Board reviewed the Subadviser’s history, structure and size, and investment experience. The Board considered the personnel of the Subadviser that would be involved in the investment management, administration, compliance and risk management activities with respect to the Portfolio, as well as current and projected staffing levels. The Board was informed that in management’s judgment, the Subadviser has the size, viability and resources to attract and retain highly qualified investment professionals. The Board reviewed the qualifications, background and responsibilities of the staff of the Subadviser that would be responsible for providing investment management services to the Portfolio.

The Board also reviewed and considered the Subadviser’s compliance and regulatory history, including information about whether it has been involved in any litigation, regulatory actions or investigations that could impair its ability to serve as subadviser to the Portfolio. The Board considered the Subadviser’s risk assessment and risk management processes. The Board concluded that there was no information provided that would have a material adverse effect on the Subadviser’s ability to provide services to the Trust.

The Board concluded that it was satisfied with the nature, quality and extent of the services expected to be provided by the Subadviser and that there was a reasonable basis on which to conclude that the Subadviser would provide high quality services to the Trust.

Portfolio Fees and Expenses; Investment Performance. The Board, including the Independent Trustees, received and reviewed information regarding the Portfolio’s subadvisory fees (actual and contractual) compared against such fees of its Subadviser Expense Group/Universe for the Portfolio. It was noted that with respect to subadvisory fees, SAAMCo negotiates such fees at arms-length. The Board also considered that the subadvisory fees are paid by SAAMCo out of its advisory fee and not by the Portfolio, and that subadvisory fees may vary widely within a Subadviser Expense Group/Universe for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of subadvisory fees paid by SAAMCo and the amount of the management fees which it retained, noting that SAAMCo was proposing to eliminate the voluntary expense cap for the Portfolio in association with the change in investment strategy. The Board determined that the subadvisory and management fee amounts were reasonable in light of the services performed by SAAMCo and the Subadviser, respectively.

To assist in analyzing the reasonableness of the subadvisory fee, the Board received a report prepared independently by Lipper, Inc. (“Lipper”) as well as information provided by management. The Board also considered advisory fees received by the Subadviser with respect to other mutual funds and accounts with similar investment strategies to the Portfolio as well as performance data from management and the Subadviser with respect to the Portfolio and any other mutual funds or other accounts advised or subadvised by the Subadviser with similar investment objectives and/or strategies, as applicable.

The Subadviser Expense Group consists of the Portfolio and one other short investment-grade debt fund underlying variable insurance products (“VIPs”) as classified by Lipper. The Subadviser Expense Universe consists of the Portfolio, the Subadviser Expense Group, and all other short investment - grade debt funds underlying VIPs with disclosed subadvisory agreements.

The performance information included information as of September 30, 2015 from management. On a quarterly basis, the Board monitors and reviews various materials presented and prepared by management, including but not limited to the Portfolio’s overall performance, performance relative to the Portfolio’s benchmark and Morningstar peer group, and a subadviser’s performance within a portfolio. The Board also considered that management makes particular note of any portfolio that may require closer monitoring or potential corrective action by the Board.

The Board considered that the proposed subadvisory fee to be paid to DFA was below the average of its Subadvised Expense Group/Universe. The Board also considered that the proposed subadvisory fee would be higher at certain asset thresholds than the subadvisory fee paid to BofA pursuant to the previous subadvisory agreement between SAAMCo and BofA with respect to the Portfolio. The Board observed, however, that Lipper categorized the Ultra Short Bond Portfolio in a different category than the Cash Management Portfolio (i.e., in the short investment-grade debt category as opposed to the money market fund category). The Board also noted that the subadvisory fee was paid by SAAMCo out of its advisory fee and not by the Portfolio, and that SAAMCo was not proposing an increase in its advisory fee.

The Board further considered that BofA’s performance was within the bottom quintile with respect to its Lipper peer category for the one-, three- and five-year periods ending September 30, 2015. The Board also considered the performance of the DFA One-Year Fixed-Income I Mutual Fund (the “DFA Fund”), which has an investment strategy similar to the proposed new strategy of the Portfolio, relative to the BofA Merrill Lynch 6-month US Treasury Bill Index, Morningstar and Lipper peer funds, and the Portfolio (gross of fees). The Board noted that the DFA Fund had outperformed the benchmark and the Portfolio for the one-, three- and five-year trailing periods and for each of the previous five calendar years. The Board also considered that the DFA Fund has a 3-star Morningstar rating, and that for the previous five years, Morningstar has assigned it a “Below Average” risk rating. In considering this comparative performance information, however, the Board also reviewed relevant distinctions and differences with respect to such funds and acknowledged that past performance is not necessarily indicative of future results.

The Trustees noted that expense and performance information as a whole was useful in assessing whether DFA is proposing to provide services at a cost that is competitive with other similar funds.

Profitability and Economies of Scale. The Board noted that the subadvisory fees paid pursuant to the Subadvisory Agreement are paid by SAAMCo out of its advisory fees. The Trustees also relied on the ability of SAAMCo to negotiate the Subadvisory Agreement and the fees thereunder at arm’s length. The Board determined that the profitability to the Subadviser in connection with its relationship with the Portfolio is therefore not a material factor in its consideration of the Subadvisory Agreement.

The Board considered that the Subadvisory Agreement also contains breakpoints in the fee schedule, however, since SAAMCo, and not the Trust, is responsible for the payment of the fees pursuant to the Subadvisory Agreement, the Trust does not directly benefit from any reduction in subadvisory fee rates. The Board also considered other potential indirect benefits to DFA as a result of its relationship with the Portfolio, which could include research benefits obtained by trading the Portfolio’s assets, economies of scale, reputational benefits, and the potential for future mandates. For similar reasons as stated above with respect to DFA’s profitability, the Board concluded that the potential for economies of scale and other indirect benefits to DFA in its management of the Portfolio are not a material factor in its consideration at this time.

Terms of Subadvisory Agreement. The Board, including the Independent Trustees, reviewed the terms and conditions of the Subadvisory Agreement including the duties and responsibilities undertaken by SAAMCo and the Subadviser as discussed above. The Board also reviewed the differences in the terms of the Subadvisory Agreement as compared to the terms of the subadvisory agreement between SAAMCo and BofA with respect to the Portfolio.

Conclusions. In reaching its decision to recommend the approval of the Subadvisory Agreement, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered, and each Trustee attributes different weight to the various factors. Based upon the materials it reviewed, the representations made to it and the considerations described above, and as part of its deliberations, the Board, including the Independent Trustees, concluded that the Subadviser possesses the capability and resources to perform the duties required of it under its Subadvisory Agreement.

Further, based upon its review of the Subadvisory Agreement, the materials provided, and the considerations described above, the Board, including the Independent Trustees, concluded that: (1) the terms of the Subadvisory Agreement are reasonable, fair and in the best interest of the Portfolio and its shareholders; and (2) the subadvisory fee rates are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Ownership of Shares

As of May 31, 2016, all shares of the Portfolio were owned directly by the separate accounts of American General Life Insurance Company (“American General”) and The United States Life Insurance Company in the City of New York (“U.S. Life”) or affiliated mutual funds. The following shareholders directly owned 5% or more of the Portfolio’s outstanding shares as of May 31, 2016:

Class	Owner	Shares	Percentage
Class 1	American General	5,312,919	68%
Class 1	SunAmerica Dynamic Allocation Portfolio	2,377,490	30%
Class 2	American General	1,830,640	100%
Class 3	American General	19,594,696	95%
Class 3	U.S. Life	1,077,426	5%

American General is a stock life insurance company organized under the laws of the state of Texas and its address is 2727-A Allen Parkway, Houston, Texas 77019. U.S. Life is a stock life insurance company organized under the laws of the state of New York and its address is One World Financial Center, 200 Liberty Street, New York, New York 10281. SunAmerica Dynamic Allocation Portfolio is a series of the Trust and its address is 1999 Avenue of the Stars, 27th Floor, Los Angeles, CA 90067.

Shareholders that own of record or beneficially more than 25% of the Portfolio’s outstanding shares may be considered a controlling person. No other person was known by the Portfolio to own beneficially or of record more than 5% of any class of its outstanding shares. The Trustees and officers of the Trust, and members of their families as a group, beneficially owned less than 1% of the outstanding shares of the Portfolio as of May 31, 2016.

Brokerage Commissions

The Portfolio did not pay brokerage commissions for the fiscal year ended January 31, 2016.

Other Service Agreements

For the fiscal year ended January 31, 2016, the Portfolio paid an aggregate amount of $532,663 in shareholder services fees to American General and U.S. Life, each of which are affiliates of SAAMCo, the Portfolio’s adviser. In addition, the Portfolio paid $4,227 to VALIC Retirement Services Company (“VRSCO”) for transfer agency services during the period. VRSCO is also an affiliate of SAAMCo and is located at 2929 Allen Parkway, Houston, Texas 77019. AIG Capital Services, Inc. (“ACS”) distributes the Portfolio’s shares and incurs the expenses of distributing the Portfolio’s shares under a Distribution Agreement. ACS is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992. SAAMCo, American General, U.S. Life, VRSCO and ACS are each indirect, wholly-owned subsidiaries of American International Group, Inc.

Shareholder Reports

Copies of the most recent annual and semi-annual reports of the Trust are available without charge and may be obtained by writing the Trust at P.O. Box 15570 Amarillo, Texas 79105-5570 Attn: Annuity Service Center or by calling (800) 445-7862.

Shareholder Proposals

The Trust is not required to hold annual shareholder meetings. If a shareholder wishes to submit proposals for consideration at a future shareholder meeting, the Trust must receive the proposal a reasonable time before the solicitation is to be made. Written proposals should be sent to Kathleen D. Fuentes, Esq., Secretary of SunAmerica Series Trust, 2919 Allen Parkway, Houston, Texas 77019.

By Order of the Trustees,

/s/ Kathleen D. Fuentes

Kathleen D. Fuentes Secretary SunAmerica Series Trust

Dated: June 30, 2016

Exhibit A

SUBADVISORY AGREEMENT

This SUBADVISORY AGREEMENT is dated as of May 1, 2016 by and between SUNAMERICA ASSET MANAGEMENT, LLC, a Delaware limited liability company (the “Adviser”), and DIMENSIONAL FUND ADVISORS LP, a Delaware limited partnership (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and SunAmerica Series Trust, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and may issue shares of beneficial interest, without par value, in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio(s) of the Trust listed on Schedule A attached hereto (each, a “Portfolio,” and collectively, the “Portfolio(s)”), and the Subadviser is willing to furnish such services.

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1. Duties of the Subadviser. The Adviser hereby engages the services of the Subadviser in furtherance of the Advisory Agreement. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of each Portfolio. The Subadviser will determine, in its discretion and subject to the oversight and review of the Adviser, the securities and other investments or instruments to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, as provided in writing to the Subadviser from time to time, and in compliance with (a) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the Trust’s current prospectus and statement of additional information, as provided by the Adviser to the Subadviser; and (b) applicable laws, rules, and regulations.

The Subadviser represents and warrants to the Adviser that it will manage each Portfolio at all times (a) in compliance with all applicable federal and state laws, including securities, commodities and banking laws, governing its operations and investments; (b) the provisions of the Act and rules adopted thereunder; (c) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the Trust’s current prospectus and statement of additional information (together, the “Registration Statement”) as most recently provided by the Adviser to the Subadviser; and (d) the policies and procedures as adopted by the Trustees of the Trust provided in writing to the Subadviser. The Subadviser further represents and warrants to the Adviser that it will manage each Portfolio in compliance with Section 851(b)(2) and (3) of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and Section 817(h) of Subchapter L of the Code, solely with respect to the assets of the Portfolio(s) which are under its management and based on information provided by the custodian of the Portfolio(s).

2

Furthermore, the Adviser will work in conjunction with the Subadviser to undertake any corrective action that may be required as advised by a Portfolio’s tax advisor in a timely manner following quarter end in order to allow the Subadviser to resolve the issue within the 30-day cure period under the Code.

The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for the shares of the Trust, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the Subadviser in writing expressly for use therein, such information will, when it becomes effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission (“SEC”) thereunder (the “1933 Act”) and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

The Subadviser agrees: (a) to maintain a level of errors and omissions or professional liability insurance coverage that, at all times during the course of this Subadvisory Agreement, is appropriate given the nature of its business, and (b) from time to time and upon reasonable request, to supply evidence of such coverage to the Adviser.

The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Subadvisory Agreement. The Subadviser shall not be responsible for the other expenses of a Portfolio, including, without limitation, fees of a Portfolio’s independent public accountants, transfer agent, custodian and other service providers who are not employees of the Subadviser; brokerage commissions and other transaction-related expenses; tax-reporting; taxes levied against a Portfolio or any of its property; and interest expenses of a Portfolio.

The Subadviser also represents and warrants that in furnishing services hereunder, the Subadviser will not consult with any other subadviser of the Portfolio(s) or other series of the Trust, to the extent any other subadvisers are engaged by the Adviser, or any other subadvisers to other investment companies that are under common control with the Trust, concerning transactions of the Portfolio(s) in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of rule 12d3-1 under the Act.

The Adviser acknowledges that the Subadviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolio(s) or that a Portfolio will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private. The Subadviser shall not be deemed to have breached this Agreement or any investment restrictions or policies applicable to a Portfolio in connection with fluctuations arising from market movements and other events outside the control of the Subadviser.

In rendering the services required under this Agreement, the Subadviser may, consistent with applicable law and regulations, from time to time, employ, delegate, engage, or associate with such affiliated or unaffiliated entities or persons as it believes necessary to assist it in carrying out its obligations under this Agreement; provided, however, that, in the case of any such delegation that involves any such entities or persons serving as an “investment adviser” to the Portfolio(s) within the meaning of the Act, such delegation must meet the requirements of Section 15(a) of the Act and related guidance of, or exemptive orders from, the Securities and Exchange Commission and its staff. The Subadviser shall remain liable for the performance of the Subadviser’s obligations hereunder and for the acts and omission of such other persons or entities.

The Adviser acknowledges that the Subadviser and its delegates do not hold client money and/or custody assets.

2. Portfolio Transactions. The Subadviser is responsible for decisions, and is hereby authorized, to buy or sell securities and other investments or instruments for each Portfolio, broker-dealers, futures commission merchants’ and other counterparties selection, and negotiation of brokerage commission and futures commission merchants’ rates. As a general matter, in executing Portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser’s best judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm’s risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Subadvisory Agreement or otherwise solely by reason of the Subadviser’s having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser’s overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect Portfolio transactions in securities and other investments for a Portfolio. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to Portfolio transactions as they may reasonably request. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Portfolio(s) with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates’ fiduciary obligations to the Portfolio and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not always result in more favorable pricing or lower brokerage commissions.

The Subadviser shall have the express authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all Portfolio transactions entered into by the Subadviser on behalf of the Portfolio(s).

3. Compensation of the Subadviser. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Subadvisory Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to the assets managed by the Subadviser for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior day’s net assets in order to calculate the daily accrual). For purposes of calculating the Subadviser’s fee, the average daily net asset value of a Portfolio shall mean the average daily net assets for which the Subadviser provides advisory services, and shall be determined by taking an average of all determinations of such net asset value during the month. If the Subadviser shall provide its services under this Subadvisory Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

4. Reports. The Trust and the Adviser agree to promptly furnish to the Subadviser current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as the Subadviser may reasonably request.

The Subadviser agrees to furnish to the Adviser and/or the Chief Compliance Officer of the Trust and/or the Adviser (the “CCO”) with such information, certifications and reports as such persons may reasonably deem appropriate or may request from the Subadviser regarding the Subadviser’s compliance with applicable law, including: (i) Rule 206(4)-7 of the Advisers Act; (ii) the Federal Securities Laws, as defined in Rule 38a-1 under the Act; (iii) the Commodity Exchange Act of 1936; and (iv) any and all other laws, rules and regulations, whether foreign or domestic, in each case, applicable at any time to the operations of the Subadviser with respect to the provision of its services to the Portfolio(s) under this Agreement. The Subadviser shall make its officers and employees (including its CCO) who are responsible for the Portfolio available, upon reasonable notice to the Subadviser, to the Adviser and/or the CCO from time to time to examine and review the Subadviser’s compliance program and adherence thereto.

5. Status of the Subadviser. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

6. Proxy Voting. The Adviser will vote proxies relating to the Portfolio’s securities. The Adviser will vote all such proxies in accordance with such proxy voting guidelines and procedures adopted by the Board of Trustees. The Adviser may, on certain non-routine matters, consult with the Subadviser before voting proxies relating to the Portfolio’s securities. The Adviser will instruct the custodian and other parties providing services to the Trust promptly to forward to the proxy voting service copies of all proxies and shareholder communications relating to securities held by each Portfolio (other than materials relating to legal proceedings).

7. Certain Records. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of the Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Trust will be provided promptly to the Trust or the Adviser upon request.

The Subadviser agrees that all accounts, books and other records maintained and preserved by it, and related to the Portfolio(s), as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the SEC, the Trust’s auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

8. Reference to the Subadviser. None of the Trust, the Portfolio(s) or the Adviser or any affiliate or agent thereof shall make reference to or use the name or logo of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior written approval of the Subadviser, prior to first use, which approval shall not be unreasonably withheld. Additionally, if substantive changes are made to such materials thereafter, the Portfolio(s) shall furnish to the Subadviser the updated material for approval prior to first use, which approval shall not be unreasonably withheld. Upon the termination of this Agreement, none of the Trust, the Portfolio(s) or the Adviser or any affiliate or agent thereof shall make reference to or use the name or logo of the Subadviser or any of its affiliates in any advertising or promotional materials. Notwithstanding the above, for so long as the Subadviser serves as subadviser to the Portfolio(s), the Trust, the Portfolio(s) and the Adviser may use the name of the Subadviser in the Registration Statement, shareholder reports, and other filings with the SEC, or after the Subadviser ceases to serve as subadviser, if such usage is for the purpose of meeting a disclosure obligation under laws, rules, regulations, statutes and codes, whether state or federal, without the Subadviser’s prior written consent.

9. Liability of the Subadviser. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the Subadviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) the Subadviser shall not be subject to liability to the Adviser

(and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) or to the Trust (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Trust) for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Adviser shall indemnify and hold harmless the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from Subadviser’s rendering of services under this Agreement.

(b) The Subadviser agrees to indemnify and hold harmless the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) and/or the Trust (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Trust) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser and/or the Trust and their affiliates or such directors/trustees, officers or controlling person may become subject under the Act, the 1933 Act, under other statutes, common law or otherwise, which arise from the Subadviser’s disabling conduct, including but not limited to any material failure by the Subadviser to comply with the provisions and representations and warranties set forth in Section 1 of this Agreement; provided, however, that in no case is the Subadviser’s indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligations and duties under this Agreement.

(c) If the Adviser, the Trust, or the Subadviser, their affiliates, or any officer, director, employee, or agent of any of the foregoing, is entitled to indemnification as stated in (a) or (b) above (“Indemnified Party”) in respect of a claim to be made against any person obligated to provide indemnification under this section (“Indemnifying Party”), such Indemnified Party shall notify the Indemnifying Party in writing as soon as practicable after receipt of the summons, notice or other first legal process or notice giving information on the nature of such claim; provided that the failure to so notify the Indemnifying Party will not relieve the Indemnifying Party from any liability under this section, except to the extent that such Indemnifying Party is damaged as a result of the failure to give such notice. The Indemnifying Party, upon the request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party in the proceeding that relates to the indemnifiable claim, and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (1) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel, or (2) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation by both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment.

10. Term of the Agreement. This Agreement shall continue in full force and effect with respect to each Portfolio until two (2) years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust.

With respect to each Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than thirty (30) nor more than sixty (60) days’ written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on ninety (90) days’ written notice to the Adviser and the Trust. The termination of this Agreement with respect to a Portfolio or the addition of a Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

This Agreement will also terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

11. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

12. Amendments. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.

13. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

14. Legal Matters. The Subadviser will not take any action or render advice involving legal action on behalf of the Trust with respect to securities or other investments held in a Portfolio or the issuers thereof, which become the subject of legal notices or proceedings, including securities class actions and bankruptcies.

15. Personal Liability. The Declaration of the Trust establishing the Trust (the “Declaration”), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the “Trust Property,” as defined in the Declaration, only shall be liable.

16. Separate Series. Pursuant to the provisions of the Declaration, each Portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Trust as a whole.

17. Confidentiality. Neither party will disclose, or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required to execute transactions on behalf of the Portfolio(s) or to advise on the Portfolio(s), and will keep confidential any non-public information obtained directly as a result of this service relationship. A receiving party shall disclose such non-public information only if the disclosing party has authorized such disclosure by prior written consent, or if such information is or hereafter otherwise is known by disclosing party or has been disclosed, directly or indirectly, by the disclosing party to others, becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or to the extent such disclosure is reasonably required by auditors or attorneys of the disclosing party in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement. Notwithstanding the foregoing, the Subadviser may disclose the total return earned by the Portfolio(s) and may include such total return in the calculation of composite performance information.

18. Representations. By execution of this Agreement, the Subadviser represents that it is duly registered as an investment adviser with the SEC pursuant to the Advisers Act and that it has electronically provided to the Adviser Part 2A of its registration on Form ADV prior to signing this Agreement. In accordance with Section 205(a)(3) of the Advisors Act, the Subadviser will notify the Adviser of any change in the membership of the Subadviser’s partnership within a reasonable time after such change.

19. Duration. In the event of termination of this Agreement, those sections of the Agreement that govern conduct of the parties’ future interactions with respect to the Subadviser having provided investment advisory services to the Portfolio(s) for the duration of the Agreement, including, but not limited to, Sections 7, 8, 9, 17, and 21, shall survive such termination of this Agreement.

20. Multiple Subadvisers. The Subadviser’s duties and responsibilities under this Agreement are limited to the portion of the assets of the Portfolio(s) allocated to it by the Adviser for investment and reinvestment. All references to the Portfolio(s) throughout this Agreement refer to the portion of assets of the Portfolio(s) allocated to the Subadviser by the Adviser for investment and reinvestment.

21. Notices. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

Subadviser:	Dimensional Fund Advisors LP 6300 Bee Cave Road Building One Austin, TX 78746 Attention: General Counsel

Adviser:	SunAmerica Asset Management, LLC Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311
Attention: Gregory N. Bressler Senior Vice President and General Counsel

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

SUNAMERICA ASSET MANAGEMENT, LLC

By:	/s/Peter A. Harbeck
Name: Peter A. Harbeck
Title: President & CEO

DIMENSIONAL FUND ADVISORS LP By Dimensional Holdings, Inc., its General Partner

By:	/s/ Carolyn O.
Name: Carolyn O.
Title: Vice President

SCHEDULE A

Portfolio(s)	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the Portfolio)
Ultra Short Bond Portfolio	0.150% on the first $50 million 0.100% on the next $450 million 0.075% thereafter

SUNAMERICA SERIES TRUST

P.O. Box 15570

Amarillo, Texas 79105-5570

Ultra Short Bond Portfolio

(the “Portfolio”)

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF

INFORMATION STATEMENT

(the “Notice”)

The Information Statement referenced in this Notice is available at

www.aig.com/informationstatements

This Notice is to inform you that an information statement (the “Information Statement”) regarding changes to the Ultra Short Bond Portfolio (f/k/a Cash Management Portfolio) is now available at the website referenced above. The Portfolio is a series of SunAmerica Series Trust (the “Trust”). Please note that this Notice is only intended to provide an overview of the matters covered in the Information Statement. We encourage you to access American International Group, Inc.’s (“AIG”) website to review a complete copy of the Information Statement, which contains important information about changes to the Portfolio’s subadviser.

On December 9, 2015, the Board of Trustees of the Trust (the “Board”), including a majority of the Trustees who are not “interested persons” of the Trust, as defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended, approved Dimensional Fund Advisors LP (“DFA”) as the new subadviser to the Portfolio, pursuant to a new subadvisory agreement between SunAmerica Asset Management, LLC (“SAAMCo”), the Portfolio’s investment adviser, and DFA. Effective May 1, 2016, DFA assumed responsibility for the day-to-day management of the Portfolio and replaced BofA Advisors, LLC (“BofA”), the previous subadviser of the Portfolio. BofA ceased managing the Portfolio on April 14, 2016. In connection with the replacement of BofA, the Board also changed the name of the Portfolio from the “Cash Management Portfolio” to the “Ultra Short Bond Portfolio.”

The Trust has received an exemptive order from the Securities and Exchange Commission which allows SAAMCo, subject to certain conditions, to enter into and materially amend subadvisory agreements without obtaining shareholder approval. As required by this exemptive order, we are required to provide information to shareholders about a new subadviser or change in an existing subadvisory agreement within 60 days of hiring any new subadviser or change in any existing subadvisory agreement. The Information Statement is designed to satisfy this requirement.

This Notice is being mailed on or about June 30, 2016, to all participants in a contract who were invested in the Portfolio as of the close of business on May 31, 2016. A copy of the Information Statement will remain on AIG’s website until at least June 30, 2017.

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Trust at P.O. Box 15570, Amarillo, Texas 79105-5570, Attn: Annuity Service Center or by calling (800) 445-7862. You may also have an electronic copy of the Information Statement sent to you without charge by sending an email request to the Trust at webmaster@sunamerica.com. You can request a complete copy of the Information Statement until June 30, 2017. To ensure prompt delivery, you should make your request no later than such date. Please note that you will not receive a paper copy unless you request it.

This Notice and the Information Statement are for your information only and you are not required to take any action.